UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   May 2, 2006

            HNI Corporation
(Exact Name of Registrant as Specified in Charter)

             Iowa                                    0-2648                                   42-0617510
(State or Other Jurisdiction            (Commission                           (IRS Employer
      of Incorporation)                     File Number)                         Identification No.)

414 East Third Street, P.O. Box 1109, Muscatine, Iowa  52761-0071
(Address of Principal Executive Offices, Including Zip Code)

Registrant's telephone number, including area code:  (563) 272-7400

                                    N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

__      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01     Entry into a Material Definitive Agreement.

On May 2, 2006, HNI Corporation's Board of Directors (the "Board") approved base salary increases for Marco V. Molinari, Executive Vice President, HNI Corporation, and President, HNI International Inc., and Bradley D. Determan, Executive Vice President, HNI Corporation, and President, Hearth & Home Technologies Inc.  Effective as of May 2, 2006, Mr. Molinari's annual base salary increased from $296,000 to $307,800, and Mr. Determan's annual base salary increased from $275,880 to $286,900.  All other terms and conditions of Mr. Molinari's and Mr. Determan's employment and compensation packages with HNI Corporation remained the same.

Section 5 - Corporate Governance and Management

Item 5.02        Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 2, 2006, the Board re-elected Gary M. Christensen as the Lead Director of HNI Corporation for a term of one year, commencing May 2, 2006, or until his replacement is elected.  For his services as the Lead Director, Mr. Christensen shall be paid an annual retainer of $7,500, which is in addition to the standard compensation paid to Mr. Christensen as a member of the Board.  Mr. Christensen is a member of the Human Resources and Compensation Committee of the Board and has been a Director of HNI Corporation since 2000.

Section 7 - Regulation FD

Item 7.01        Regulation FD Disclosure.

On May 3, 2006, David C. Burdakin, Executive Vice President, HNI Corporation, and President, The HON Company, entered into a sales plan with Robert W. Baird & Co. to exercise stock options and sell shares of the Corporation's common stock in accordance with Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, as amended.  Under the plan, Mr. Burdakin will sell, pursuant to pre-arranged terms, up to 20,000 shares issuable upon exercise of vested options granted to him by HNI Corporation in open market transactions through March 1, 2007.  Transactions under the forgoing sales plan will be disclosed publicly through Form 4s filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI CORPORATION
Date:	May 3, 2006	By:	/s/ Jeffery D. Lorenger
Jeffrey D. Lorenger Vice President, General Counsel and Secretary